UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2009

CB RICHARD ELLIS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	000-53200	56-2466617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 Hulfish Street, Suite 280, Princeton, NJ 08542

(Address of principal executive offices)

(609) 683-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 16, 2009, CB Richard Ellis Realty Trust (the “Company”) held its annual meeting of shareholders (the “Meeting”). At the Meeting, the Company’s shareholders approved a proposal to amend the Company’s second amended and restated declaration of trust (the “Declaration of Trust”) in order to conform the Declaration of Trust to the suitability standards set forth in the Company’s prospectus relating to the Company’s current public offering and as required by state securities laws. On June 19, 2009, the Company filed the Articles of Amendment of the Declaration of Trust with the State of Maryland. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.1         CB Richard Ellis Realty Trust’s Articles of Amendment of Declaration of Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB RICHARD ELLIS REALTY TRUST

June 22, 2009	By:	/s/	Jack A. Cuneo
		Name:	Jack A. Cuneo
		Title:	President and Chief Executive Officer